                                                                   Exhibit 99(q)



                                POWER OF ATTORNEY

Gerard E. Jones, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                */s/ Gerard E. Jones
                                                --------------------
                                                Gerard E. Jones

Date:  October 18, 2001

MORGAN STANLEY INSTITUTIONAL FUND, INC. MORGAN STANLEY INSTITUTIONAL FUND TRUST THE UNIVERSAL INSTITUTIONAL FUNDS, INC. MORGAN STANLEY STRATEGIC ADVISER FUND, INC. (the "Funds")

                                POWER OF ATTORNEY

John D. Barrett II, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                     */s/ John D. Barrett II
                                                     -----------------------
                                                     John D. Barrett II


Date:  October 18, 2001

MORGAN STANLEY INSTITUTIONAL FUND, INC. MORGAN STANLEY INSTITUTIONAL FUND TRUST THE UNIVERSAL INSTITUTIONAL FUNDS, INC. MORGAN STANLEY STRATEGIC ADVISER FUND, INC. (the "Funds")

                                POWER OF ATTORNEY

Barton M. Biggs, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                */s/ Barton M. Biggs
                                                --------------------
                                                Barton M. Biggs

Date:  October 18, 2001

MORGAN STANLEY INSTITUTIONAL FUND, INC. MORGAN STANLEY INSTITUTIONAL FUND TRUST THE UNIVERSAL INSTITUTIONAL FUNDS, INC. MORGAN STANLEY STRATEGIC ADVISER FUND, INC. (the "Funds")

                                POWER OF ATTORNEY

William G. Morton, Jr., whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                        */s/ William G. Morton, Jr.
                                        ---------------------------
                                        William G. Morton, Jr.


Date:  October 18, 2001

MORGAN STANLEY INSTITUTIONAL FUND, INC. MORGAN STANLEY INSTITUTIONAL FUND TRUST THE UNIVERSAL INSTITUTIONAL FUNDS, INC. MORGAN STANLEY STRATEGIC ADVISER FUND, INC. (the "Funds")

                                POWER OF ATTORNEY

Michael Nugent, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                */s/ Michael Nugent
                                                --------------------
                                                Michael Nugent

Date:  October 18, 2001

MORGAN STANLEY INSTITUTIONAL FUND, INC. MORGAN STANLEY INSTITUTIONAL FUND TRUST THE UNIVERSAL INSTITUTIONAL FUNDS, INC. MORGAN STANLEY STRATEGIC ADVISER FUND, INC. (the "Funds")

                                POWER OF ATTORNEY

Fergus Reid, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                     */s/ Fergus Reid
                                                     ----------------
                                                     Fergus Reid

Date:  October 18, 2001

MORGAN STANLEY INSTITUTIONAL FUND, INC. MORGAN STANLEY INSTITUTIONAL FUND TRUST THE UNIVERSAL INSTITUTIONAL FUNDS, INC. MORGAN STANLEY STRATEGIC ADVISER FUND, INC.(the "Funds")

                                POWER OF ATTORNEY

Thomas P. Gerrity, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                     */s/ Thomas P. Gerrity
                                                     ----------------------
                                                     Thomas P. Gerrity

Date:  October 18, 2001

MORGAN STANLEY INSTITUTIONAL FUND, INC. MORGAN STANLEY INSTITUTIONAL FUND TRUST THE UNIVERSAL INSTITUTIONAL FUNDS, INC. MORGAN STANLEY STRATEGIC ADVISER FUND, INC. (the "Funds")

                                POWER OF ATTORNEY

Vincent R. McLean, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                */s/ Vincent R. McLean
                                                ----------------------
                                                Vincent R. McLean

Date:  October 18, 2001

MORGAN STANLEY INSTITUTIONAL FUND, INC. MORGAN STANLEY INSTITUTIONAL FUND TRUST THE UNIVERSAL INSTITUTIONAL FUNDS, INC. MORGAN STANLEY STRATEGIC ADVISER FUND, INC. (the "Funds")

                                POWER OF ATTORNEY

C. Oscar Morong, Jr., whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                     */s/ C. Oscar Morong, Jr.
                                                     -------------------------
                                                     C. Oscar Morong, Jr.


Date:  October 18, 2001

MORGAN STANLEY INSTITUTIONAL FUND, INC. MORGAN STANLEY INSTITUTIONAL FUND TRUST THE UNIVERSAL INSTITUTIONAL FUNDS, INC. MORGAN STANLEY STRATEGIC ADVISER FUND, INC. (the "Funds")

                                POWER OF ATTORNEY

Joseph J. Kearns, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                     */s/ Joseph J. Kearns
                                                     ---------------------
                                                     Joseph J. Kearns

Date:  October 18, 2001

MORGAN STANLEY INSTITUTIONAL FUND, INC. MORGAN STANLEY INSTITUTIONAL FUND TRUST THE UNIVERSAL INSTITUTIONAL FUNDS, INC. MORGAN STANLEY STRATEGIC ADVISER FUND, INC. (the "Funds")

                                POWER OF ATTORNEY

Ronald E. Robison, whose signature appears below, does hereby constitute and appoint Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                                     */s/ Ronald E. Robison
                                                     ----------------------
                                                     Ronald E. Robison

Date:  October 18, 2001

MORGAN STANLEY INSTITUTIONAL FUND, INC. MORGAN STANLEY INSTITUTIONAL FUND TRUST THE UNIVERSAL INSTITUTIONAL FUNDS, INC. MORGAN STANLEY STRATEGIC ADVISER FUND, INC. (the "Funds")